EXHIBIT 99.2

NETWORK CN INC.

Unaudited Pro Forma Condensed Consolidated Financial Information

The unaudited pro forma condensed consolidated balance sheet presents the financial position of Quo Advertising at December 31, 2006 giving effect to the Acquisition as if it had occurred on such date. The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2006 and 2005 gives effect the Acquisition as if they had occurred on January 1, 2005.

The unaudited pro forma financial information is presented for information purposes only and it is not necessarily indicative of the financial position and results of operations that would have been achieved had the transaction been completed as of the date indicated and is not necessarily indicative of Tianma’ future financial position or results of operations.

The acquisition will be accounted for under the purchase method of accounting. Under the purchase method of accounting, assets acquired and liabilities assumed are recorded at their estimated fair values. Goodwill is generated to the extent that the consideration exceeds the fair value of net assets acquired. The current allocation of purchase price does not anticipate allocating any amounts to other tangible assets. The final allocation of the excess of purchase price over the fair value of the assets acquired could differ from what is presented herein.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of Quo Advertising, including the related notes thereto, which are filed as Exhibit 99.1 of this Amendment.

NETWORK CN INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET DECEMBER 31, 2006

	Historical	Historical			Pro Forma
	Network CN	Shanghai Quo			Network CN
	Inc. and	Advertising	Pro Forma		Inc. and
	Subsidiaries	Co. Ltd.	Adjustments	Notes	Subsidiaries
Current Assets
Cash	$2,898,523	$74,860	$(64,000)	(a)	$2,909,383
Accounts receivable, net	394,762	187,938			582,700
Prepaid expenses and other current assets	355,661	251,640			607,301
Total Current Assets	3,648,946	514,438			4,099,384

Property and Equipment, Net	87,286	15,291			102,577

Other Assets
Intangible assets	-	-	430,789	(b)	430,789
Intangible rights, net	6,790,902	-			6,790,902
Total Other Assets	6,790,902	-			7,221,691

Total Assets	$10,527,134	$529,729			$11,423,652

Current Liabilities
Accounts payable and accrued expenses	$1,005,005	$52,918			$1,057,923
Capital lease payable	3,120	-			3,120
Current liabilities from discontinued operations	3,655	-			3,655
Total Current Liabilities	1,011,780	52,918			1,064,698

Total Liabilities	1,011,780	52,918			1,064,698

Minority Interest	90,102	-			90,102

Stockholders' Equity
Preferred Stock, $0.001 par value, 5,000,000 shares
none issued and outstanding	-	-			-
Common Stock, $0.001 par value, 800,000,000 shares
67,600,718 shares issued and outstanding	67,301	-	300	(c)	67,601
Registered capital	-	362,024	(362,024)	(d)	-
Additional paid-in capital	22,721,951	-	843,300	(c)	23,565,251
Deferred stock compensation	(2,845,000)	-			(2,845,000)
Retained earning (Accumulated deficit)	(10,522,480)	93,122	(93,122)	(e)	(10,522,480)
Accumulated other comprehensive income	3,480	21,665	$(21,665)	(f)	3,480
Total Stockholders' Equity	9,425,252	476,811			10,268,852

Total Liabilities and Stockholders' Equity	$10,527,134	$529,729			$11,423,652

NETWORK CN INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2006

	Historical	Historical				Pro Forma
	Network CN	Shanghai Quo				Network CN
	Inc. and	Advertising		Pro Forma		Inc. and
	Subsidiaries	Co. Ltd.		Adjustment	Notes	Subsidiaries

REVENUE, NET	$4,442,602	$2,269,458	$			$6,712,060

EXPENSES
Cost of tour services	4,231,952	-				4,231,952
Cost of advertising services	-	1,503,043				1,503,043
Professional fees	3,260,103	-				3,260,103
Payroll	1,004,731	-				1,004,731
Other selling, general and administrative	1,018,804	455,139				1,473,943
Total Expenses	9,515,590	1,958,182				11,473,772

INCOME (LOSS) FROM OPERATIONS	(5,072,988)	311,276				(4,761,712)

OTHER INCOME (EXPENSE)
Interest expense	(1,416)	-				(1,416)
Interest income	38,395	217				38,612
Other income	23,334	-				23,334
Total Other Expenses, net	60,313	217				60,530

INCOME (LOSS) FROM OPERATIONS BEFORE TAXES
AND MINORITY INTEREST	(5,012,675)	311,493				(4,701,182)
Minority interest	24,657	-				24,657
Income taxes	(6,984)	(138)				(7,122)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	(4,995,002)	311,355				(4,683,647)

DISCONTINUED OPERATIONS
Loss from affiliate	-	-				-
Gain on disposal of affiliate	579,870	-				579,870
Loss from discontinued operations	(53,574)	-				(53,574)
Income from discontinued operations	526,296	-				526,296

NET INCOME (LOSS)	$(4,468,706)	$311,355	$			$(4,157,351)

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	3,480	4,947				8,427

COMPREHENSIVE INCOME (LOSS)	$(4,465,226)	$316,302	$			$(4,148,924)

NET LOSS PER COMMON SHARE - BASIC AND DILUTED
Loss per common share from continuing operations	(0.10)					(0.09)
Earnings per common share from discontinuing operations	0.01					0.01
Net loss per common share - basic and diluted	$(0.09)					$(0.08)
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	52,489,465			300,000	(g)	52,789,465

NETWORK CN INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2005

	Historical	Historical				Pro Forma
	Network CN	Shanghai Quo				Network CN
	Inc. and	Advertising		Pro Forma		Inc. and
	Subsidiaries	Co. Ltd.		Adjustment	Notes	Subsidiaries

REVENUE, NET	$894,263	$2,108,228	$			$3,002,491

EXPENSES
Cost of tour services						-
Cost of advertising services	-	1,342,444				1,342,444
Professional fees	1,078,449	-				1,078,449
Payroll	570,972	-				570,972
Management fees	30,769	-				30,769
Other selling, general and administrative	785,293	385,470				1,170,763
Total Expenses	2,465,483	1,727,914				4,193,397

INCOME (LOSS) FROM OPERATIONS	(1,571,220)	380,314				(1,190,906)

OTHER INCOME (EXPENSE)
Interest expense	(16,833)	-				(16,833)
Interest income	387	120				507
Other income	13,951	-				13,951
Total Other Income (Expenses), net	(2,495)	120				(2,375)

INCOME (LOSS) FROM OPERATIONS BEFORE TAXES
AND MINORITY INTEREST	(1,573,715)	380,434				(1,193,281)
Minority interest	365	-				365
Income taxes	(29,182)	(348)				(29,530)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS	(1,602,532)	380,086				(1,222,446)

DISCONTINUED OPERATIONS
Loss from discontinued operations	(448,923)	-				(448,923)
Loss from discontinued operations	(448,923)	-				(448,923)

NET INCOME (LOSS)	$(2,051,455)	$380,086	$			$(1,671,369)

OTHER COMPREHENSIVE INCOME
Foreign currency translation gain	-	16,704				16,704

COMPREHENSIVE INCOME (LOSS)	(2,051,455)	$396,790	$			$(1,654,665)

NET LOSS PER COMMON SHARE - BASIC AND DILUTED
Loss per common share from continuing operations	(0.07)					(0.06)
Loss per common share from discontinuing operations	(0.02)					(0.02)
Net loss per common share - basic and diluted	$(0.09)					$(0.08)
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	21,749,484			300,000		22,049,484

NETWORK CN INC.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

Note 1 – Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet assumes that the Acquisition occurred on December 31, 2006.

The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2006 and 2005 gives effect the Acquisition as if they had occurred on January 1, 2005.

There are no material differences among the accounting policies of the Company and Quo Advertising.

Note 2 – Pro forma adjustments

The pro forma adjustments are based on the Company’s estimates of the value of the tangible and intangible assets acquired. Under purchase accounting, the total acquisition cost will be allocated to Quo Advertising’s assets and liabilities based on their relative fair values. For the purpose of this pro forma analysis, the purchase price has been allocated based on a preliminary estimate of the fair value of assets and liabilities to be acquired. The final allocation, which will be determined subsequent to the closing of the acquisition, may be different from those reflected herein.

Purchase price to be settled by:

Share consideration
300,000 shares of Network CN Inc. at $2.812	$843,600
Cash consideration	64,000
Total consideration	$907,600

Allocation to fair value of net assets acquired:

Cash	$74,860
Accounts receivable	187,938
Prepayments and other current assets	251,640
Property and Equipment	15,291
Liabilities assumed	(52,918)
Intangible assets	430,789
$907,600

(a)	Reflects cash consideration.
(b)	Reflects intangible assets from acquisition.
(c)	Reflects share consideration.
(d)	Eliminates Quo Advertising’s historical registered capital.
(e)	Eliminates Quo Advertising’s historical retained earning.
(f)	Eliminates Quo Advertising’s historical accumulated other comprehensive income.
(g)	Reflects the 300,000 shares issued by Network CN Inc. in this transaction.